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                                                                     EXHIBIT 5.1
                   SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                               FOUR TIMES SQUARE
                              NEW YORK, NY 10036
                                (212) 735-3000


                                                May 25, 2001
Mirant Mid-Atlantic, LLC
1155 Perimeter Center West
Atlanta, GA 30338-5417

     Re: Mirant Mid-Atlantic, LLC Registration Statement on Form S-4
         -----------------------------------------------------------

Ladies and Gentlemen:

     We are acting as special counsel to Mirant Mid-Atlantic, LLC, a Delaware limited liability company, formerly known as Southern Energy Mid-Atlantic, LLC, ("Mirant Mid-Atlantic"), in connection with the registration with the Securities
  -------------------
and Exchange Commission (the "Commission") and public offering of (i)
                              ----------
$454,000,000 aggregate principal amount of 8.625% Pass Through Certificates, Series A due 2012 (the "Series A New Certificates"), (ii) $435,000,000 aggregate
                        -------------------------
principal amount of 9.125% Pass Through Certificates, Series B due 2017 (the "Series B New Certificates") and (iii) $335,000,000 aggregate principal amount
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of 10.060% Pass Through Certificates, Series C due 2028 (the "Series C New
                                                              ------------
Certificates" and, together with the Series A New Certificates and the Series B
------------
New Certificates, the "New Certificates").
                       ----------------

     The New Certificates are to be issued pursuant to an exchange offer (the "Exchange Offer") in exchange for a like principal amount of the issued and
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outstanding 8.625% Pass Through Certificates, Series A due 2012, 9.125% Pass
Through Certificates, Series B due 2017 and 10.060% Pass Through Certificates, Series C due 2028 (collectively, the "Existing Certificates") under (i) the
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Pass Through Trust Agreement A, dated as of December 18, 2000 (the "Pass Through
                                                                    ------------
Trust Agreement A"), between Mirant Mid-Atlantic and State Street Bank and Trust
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Company of Connecticut, National Association, as Pass Through Trustee (the
"Trustee"), made with respect to the formation of the Mirant Mid-Atlantic Series
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A Pass Through Trust (the "Series A Trust") and the issuance of 8.625% Pass
                           --------------
Through Certificates, Series A, (ii) the Pass Through Trust Agreement B,

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Mid-Atlantic, LLC
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dated as of December 18, 2000 (the "Pass Through Trust Agreement B"), between
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Mirant Mid-Atlantic and the Trustee, made with respect to the formation of the
Mirant Mid-Atlantic Series B Pass Through Trust (the "Series B Trust") and the
                                                      --------------
issuance of 9.125% Pass Through Certificates, Series B and (iii) the Pass Through Trust Agreement C, dated as of December 18, 2000 (the "Pass Through
                                                               ------------
Trust Agreement C" and, together with the Pass Through Trust Agreement A and the
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Pass Through Trust Agreement B, the "Pass Through Trust Agreements"), between
                                     -----------------------------
Mirant Mid-Atlantic and the Trustee, made with respect to the formation of the Mirant Mid-Atlantic Series C Pass Through Trust (the "Series C Trust" and,
                                                      --------------
together with the Series A Trust and the Series B Trust, the "Trusts") and the
                                                              ------
issuance of 10.060% Pass Through Certificates, Series C, in each case as contemplated by the Registration Rights Agreement, dated as of December 18, 2000 (the "Registration Rights Agreement"), between Mirant Mid-Atlantic and Credit
      -----------------------------
Suisse First Boston Corporation, as representatives of the Initial Purchasers (as defined therein).

     This opinion is being furnished in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act of 1933, as amended (the "Act").
 ---

     In connection with this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of


     a. the Registration Statement on Form S-4 relating to the New Certificates filed with the Commission on May 25, 2001 under the Act (the "Registra-
                                                                      ---------
        tion Statement");
        --------------

     b. an executed copy of the Registration Rights Agreement;

     c. executed copies of each of the Pass Through Trust Agreements;

     d. the Limited Liability Company Agreement of Mirant Mid-Atlantic, as amended to date;

     e. the Written Consent in Lieu of Meeting adopted by the Manager of Mirant Mid-Atlantic as of May 16, 2001 relating to, among other things, the preparation, execution and filing of the Exchange Offer, the Existing Certificates and the New Certificates and related matters;
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Mirant Mid-Atlantic, LLC
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     f. the Form T-1 of the Trustee filed as an exhibit to the Registration
        Statement;

     g. executed copies of the Existing Certificates; and

     h. the forms of the New Certificates.

     We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such records of Mirant Mid-Atlantic and such agreements, certificates of public officials, certificates of officers or other representatives of Mirant Mid-Atlantic and others, and such other documents, certificates and records as we have deemed necessary or appropriate as a basis for the opinions set forth herein.

     In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed or photostatic copies and the authenticity of the originals of such latter documents. In making our examination of executed documents or documents to be executed, we have assumed that the parties thereto, other than Mirant Mid-Atlantic, had or will have the power, corporate or other, to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action, corporate or other, and execution and delivery by such parties of such documents and the validity and binding effect thereof on such parties. As to any facts material to the opinions expressed herein which we have not independently established or verified, we have relied upon statements and representations of officers and other representatives of Mirant Mid-Atlantic and others.

     Our opinion set forth herein is limited to Delaware Limited Liability Company Act and the laws of the State of New York which are normally applicable to transactions of the type contemplated by the Exchange Offer and, to the extent that judicial or regulatory orders or decrees or consents, approvals, licenses, authorizations, validations, filings, recordings or registrations with governmental authorities are relevant, to those required under such laws (all of the foregoing being referred to as "Opined-on Law"). We do not express any
                                    -------------
opinion with respect to the law of any jurisdiction other
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Mirant Mid-Atlantic, LLC
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than Opined-on Law or as to the effect of any such non opined-on law on the opinions herein stated.

     Based upon and subject to the foregoing and the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that when the New Certificates (in the form examined by us) have been duly executed and authenticated in accordance with the terms of the applicable Pass Through Trust Agreement and have been delivered upon consummation of the Exchange Offer against receipt of Existing Certificates surrendered in exchange therefor in accordance with the terms of the Exchange Offer, (i) the Series A New Certificates will constitute valid and binding obligations of the Series A Trust, (ii) the Series B New Certificates will constitute valid and binding obligations of the Series B Trust and (iii) the Series C New Certificates will constitute valid and binding obligations of the Series C Trust, enforceable against each applicable Trust in accordance with their terms, except to the extent that enforcement thereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

     In rendering the opinions set forth above, we have assumed that (i) the execution and delivery by Mirant Mid-Atlantic of each of the Pass Through Trust Agreements and the performance by Mirant Mid-Atlantic of its obligations thereunder and (ii) the execution and delivery by each Trust of the applicable New Certificates and the performance by each Trust of its obligations thereunder, do not and will not violate, conflict with or constitute a default under any agreement or instrument to which Mirant Mid-Atlantic, the Trusts or their respective properties is subject, except that we do not make this assumption for those agreements and instruments listed in Annex I hereto to the extent the laws of the State of New York are applicable.
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Mirant Mid-Atlantic, LLC
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     We hereby consent to the filing of this opinion with the Commission as an exhibit to the Registration Statement. We also consent to the reference to our firm under the caption "Legal Matters" in the prospectus included in the Registration Statement. In giving this consent, we do not thereby admit that we are included in the category of persons whose consent is required under
Section 7 of the Act or the rules and regulations of the Commission.


                                        Very truly yours,

                                        /s/ SKADDEN, ARPS, SLATE, MEAGHER
                                               & FLOM LLP
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                                    Annex I

1. Form of 8.625% Series A Pass Through Certificate.

2. Form of 9.125% Series B Pass Through Certificate.

3. Form of 10.060% Series C Pass Through Certificate.

4. Pass Through Trust Agreement A between Southern Energy Mid-Atlantic, LLC and State Street Bank and Trust Company of Connecticut, National Association, as Pass Trough Trustee, dated as of December 19, 2000.

5. Exhibit 4.4(b) to the Registration Statement containing a schedule identifying substantially identical agreements to Pass Through Trust Agreement mentioned in paragraph 4 above.

6. Participation Agreement (Dickerson L1) among Southern Energy Mid-Atlantic, LLC, as Lessee, Dickerson OL1 LLC, as Owner Lessor, Wilmington Trust Company, as Owner Manager, SEMA OP3, as Owner Participant and State Street Bank and Trust Company of Connecticut, National Association, as Lease Indenture Trustee and as Pass Through Trustee, dated as of December 18, 2000.

7. Exhibit 4.5(b) to the Registration Statement containing a schedule identifying substantially identical agreements to Participation Agreement mentioned in paragraph 6 above.

8. Participation Agreement (Morgantown L1) among Southern Energy Mid-Atlantic, LLC, as Lessee, Morgantown OL1, LLC, as Owner Lessor, Wilmington Trust Company, as Owner Manager, SEMA OP1, as Owner Participant and State Street Bank and Trust Company of Connecticut, National Association, as Lease Indenture Trustee and as Pass Through Trustee, dated as of December 18, 2000.

9. Exhibit 4.6(b) to the Registration Statement containing a schedule identifying substantially identical agreements to Participation Agreement mentioned in paragraph 8 above.
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10. Facility Lease Agreement (Dickerson L1) between Southern Energy Mid-
    Atlantic, LLC, as Lessee, and Dickerson OL1 LLC, as Owner Lessor, dated as of December 19, 2000.

11. Exhibit 4.7(b) to the Registration Statement containing a schedule identifying substantially identical agreements to Facility Lease Agreement mentioned in paragraph 10 above.

12. Facility Lease Agreement (Morgantown L1) between Southern Energy Mid-Atlantic, LLC, as Lessee, and Morgantown OL1 LLC, as Owner Lessor, dated as of December 19, 2000.

13. Exhibit 4.8(b) to the Registration Statement containing a schedule identifying substantially identical agreements to Facility Lease Agreement mentioned in paragraph 12 above.

14. Indenture of Trust, Mortgage and Security Agreement (Dickerson L1) between Dickerson OL1 LLC, as Owner Lessor, and State Street Bank and Trust Company of Connecticut, National Association, as Lease Indenture Trustee, dated as of December 19, 2000.

15. Exhibit 4.9(b) to the Registration Statement containing a schedule identifying substantially identical agreements Indenture of Trust, Mortgage and Security Agreement mentioned in paragraph 14 above.

16. Indenture of Trust, Mortgage and Security Agreement (Morgantown L1) between Morgantown OL1 LLC, as Owner Lessor, and State Street Bank and Trust Company of Connecticut, National Association, as Lease Indenture Trustee, dated as of December 19, 2000.

17. Exhibit 4.10(b) to the Registration Statement containing a schedule identifying substantially identical agreements to Indenture of Trust, Mortgage and Security Agreement mentioned in paragraph 16 above.

18. Series A Lessor Note for Dickerson OL1 LLC.

19. Exhibit 4.11(b) to the Registration Statement containing a schedule identifying substantially identical notes to Lessor Notes mentioned in paragraph 18 above.

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20. Series A Lessor Note for Morgantown OL1 LLC.

21. Exhibit 4.12(b) to the Registration Statement containing a schedule identifying substantially identical notes to Lessor Notes mentioned in paragraph 20 above.

22. Series B Lessor Note for Dickerson OL1 LLC.

23. Exhibit 4.13(b) to the Registration Statement containing a schedule identifying substantially identical notes to Lessor Notes mentioned in paragraph 22 above.

24. Series B Lessor Note for Morgantown OL1 LLC.

25. Exhibit 4.14(b) to the Registration Statement containing a schedule identifying substantially identical notes to Lessor Notes mentioned in paragraph 24 above.

26. Series C Lessor Note for Morgantown OL1 LLC.

27. Exhibit 4.15(b) to the Registration Statement containing a schedule identifying substantially identical notes to Lessor Notes mentioned in paragraph 26 above.

28. Registration Rights Agreement, between Southern Energy Mid-Atlantic, LLC and Credit Suisse First Boston, acting for itself on behalf of the Purchasers, dated as of December 18, 2000.

29. Facility Site Lease Agreement (Dickerson L1) between Southern Energy Mid-Atlantic, LLC, Dickerson OL1 LLC and Southern Energy MD Ash Management, LLC dated as of December 19, 2000.

30. Exhibit 10.5(b) to the Registration Statement containing a schedule identifying substantially identical agreements to Facility Site Lease Agreement mentioned in paragraph 29 above.

31. Facility Site Lease Agreement (Morgantown L1) between Southern Energy Mid-Atlantic, LLC, Morgantown OL1 LLC and Southern Energy MD Ash Management, LLC dated as of December 19, 2000.

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32. Exhibit 10.6(b) to the Registration Statement containing a schedule identifying substantially identical agreements to Facility Site Lease Agreement mentioned in paragraph 31 above.

33. Facility Site Sublease Agreement (Dickerson L1) between Southern Energy Mid-Atlantic, LLC and Dickerson OL1 LLC dated as of December 19, 2000.

34. Exhibit 10.7(b) to the Registration Statement containing a schedule identifying substantially identical agreements to Facility Site Sublease Agreement mentioned in paragraph 33 above.

35. Facility Site Sublease Agreement (Morgantown L1) between Southern Energy Mid-Atlantic, LLC and Morgantown OL1 LLC dated as of December 19, 2000.

36. Exhibit 10.8(b) to the Registration Statement containing a schedule identifying substantially identical agreements to Facility Site Sublease Agreement mentioned in paragraph 35 above.

37. Capital contribution Agreement between Southern Energy, Inc. and Southern Energy Mid-Atlantic LLC dated as of December 19, 2000.

38. Promissory Note between Southern Energy Mid-Atlantic, LLC and Southern Energy Peaker, LLC in the original principal amount of $71,110,000 dated as of December 19, 2000.

39. Promissory Note between Southern Energy Mid-Atlantic, LLC and Southern Energy Potomac River, LLC in the original principal amount of $152,165,000 dated as of December 19, 2000.

40. Shared Facilities Agreement (Dickerson) between Southern Energy Mid-Atlantic, LLC, Dickerson OL1 LLC, Dickerson OL2 LLC, Dickerson OL3 LLC and Dickerson OL4 LLC dated as of December 18, 2000.

41. Shared Facilities Agreement (Morgantown) between Southern Energy Mid-Atlantic, LLC, Morgantown OL1 LLC, Morgantown OL2 LLC, Morgantown OL3 LLC, Morgantown OL4 LLC, Morgantown OL5 LLC, Morgantown OL6, LLC and Morgantown OL7 LLC dated as of December 18, 2000.

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42. Assignment and Assumption Agreement (Dickerson) between Southern Energy Mid-
    Atlantic, LLC, Dickerson OL1 LLC, Dickerson OL2 LLC, Dickerson OL3 LLC and Dickerson OL4 LLC dated as of December 19, 2000.

43. Assignment and Assumption Agreement (Morgantown) between Southern Energy Mid-Atlantic, LLC Morgantown OL1 LLC, Morgantown OL2 LLC, Morgantown OL3 LLC, Morgantown OL4 LLC, Morgantown OL5 LLC, Morgantown OL6 LLC and Morgantown OL7 LLC dated as of December 19, 2000.

44. Guaranty Agreement (Dickerson L1) between Southern Energy, Inc., and Dickerson OL1 LLC dated as of December 19, 2000.

45. Exhibit 10.21(b) to the Registration Statement containing a schedule identifying substantially identical agreements to Guaranty Agreement mentioned in paragraph 44 above.

46. Guaranty Agreement (Morgantown L1) between Southern Energy, Inc. and Morgantown OL1 LLC dated as of December 19, 2000.

47. Exhibit 10.22(b) to the Registration Statement containing a schedule identifying substantially identical agreements to Guaranty Agreement constituting mentioned in paragraph 46 above.

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